SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

                             ____________

   Date of Report (Date of Earliest Event Reported): December 19, 1997


                          ROANOKE GAS COMPANY
        (Exact name of Registrant as specified in its charter)


        Virginia                  0-367                  54-0359895
     (State or other           (Commission              (IRS Employer
     jurisdiction of           File Number)           Identification No.)
     incorporation)


          519 Kimball Avenue, N.E.
                Roanoke, Virginia                        24016
    (Address of principal executive offices)           (Zip Code)


  Registrant's telephone number, including area code: (540) 983-3800



----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)
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Item 4.    Changes in Registrant's Certifying Accountant.
------     ---------------------------------------------

     At its meeting on July 28, 1997, the Board of Directors of Roanoke Gas Company (the "Company"), upon recommendation of the Audit Committee, appointed Deloitte & Touche LLP as independent accountants to audit the financial statements of the Company and its subsidiaries for the years ending September 30, 1998, 1999 and 2000. KPMG Peat Marwick LLP ("KPMG") previously had served as the Company's certifying accountants since 1990. The Board of Directors solicited competitive bids from accountants interested in serving as the Company's auditor. From the bids received, the Audit Committee recommended Deloitte & Touche LLP to the Board of Directors.

     KPMG's auditors' report on the Company's financial statements for the past two fiscal years ended September 30, 1997 contained no adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through December 19, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its auditors' report.

Item 7.    Financial Statements, Proforma Financial Information and Exhibits
------     -----------------------------------------------------------------

     (c)   Exhibit 99 - Letter of KPMG Peat Marwick LLP.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ROANOKE GAS COMPANY



                               By /s Roger L. Baumgardner
                                  ---------------------------------------
                                  Roger L. Baumgardner
                                  Vice President, Secretary and Treasurer


Date: December 19, 1997

                                Exhibit 99

[KPMG Peat Marwick LLP Letterhead]
KPMG PEAT MARWICK LLP
10 S. Jefferson Street, Suite 1710  Telephone 540 982 0505   Fax 540 983 8877
Roanoke, VA  24011-1331



December 19, 1997



Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for Roanoke Gas Company and, under the date of October 17, 1997, we reported on the consolidated financial statements of Roanoke Gas Company and subsidiaries as of September 30, 1997 and 1996 and for each of the years in the three-year period ended September 30, 1997. On July 30, 1997, we were informed that our appointment as principal accountants would be terminated upon the completion of the September 30, 1997 audit. We have read Roanoke Gas Company's statements included under
Item 4 of its Form 8-K dated December 19, 1997, and we agree with such statements, except that we are not in a position to agree or disagree with Roanoke Gas Company's statements that the change was recommended by the audit committee of the board of directors and approved by the board of directors or their reason for changing principal accountants.


Very truly yours,


s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
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